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                                                                   EXHIBIT 10.43

                                     WARRANT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE AGREEMENT, DATED AS OF MARCH 6, 2000, BETWEEN SOMANETICS CORPORATION AND KINGSBRIDGE CAPITAL LIMITED. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM SOMANETICS CORPORATION'S EXECUTIVE OFFICES.

                                                                   March 6, 2000

         Warrant to Purchase up to 200,000 of Common Shares of Somanetics Corporation.

         Somanetics Corporation, a Michigan corporation (the "Company"), hereby agrees that Kingsbridge Capital Limited (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 200,000 fully paid and nonassessable common shares, par value $.01 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to
Section 6 hereof, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 6 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

                  Section 1.  Definitions.

                  "Agreement" shall mean the Private Equity Line Agreement, dated the date hereof, between the Company and the Investor.

                  "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "Date of Exercise" shall mean the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within reasonable time thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.

                  "Exercise Period" shall mean that period beginning on the 181st day after the Subscription Date and continuing until the expiration of the five-year period thereafter; provided that such period shall be extended one day for each day after such 181st day after the Subscription Date, that a Registration Statement is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

                  "Exercise Price" as of the date hereof shall mean one hundred fifteen percent (115%) of the average of the lowest intra-day bid prices per share of Common Stock (as reported by Bloomberg,

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L.P.) for the five (5) Trading Days immediately preceding the Subscription
Date and shall hereafter be subject to the adjustments provided for in Section 6 of this Warrant.

                  "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise.

                  "Registration Rights Agreement" shall mean the registration rights agreement, dated the date hereof between the Company and the Investor.

                  "Subscription Date" shall mean the date on which the Agreement is executed and delivered by the parties hereto.

                  "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant; and other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

                  Section 2.        Exercise; Cashless Exercise.

                           (a) Method of Exercise. This Warrant may be exercised
in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by
(i) surrender of this Warrant, with the form of exercise attached hereto as Exhibit A duly executed by the Warrant Holder (the "Exercise Notice"), to the Company at the address set forth in Section 13 hereof, accompanied by payment of the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Aggregate Exercise Price") or (ii) telecopying an executed and completed Exercise Notice to the Company and delivering to the Company within three business days thereafter the original Exercise Notice, this Warrant and the Aggregate Exercise Price. Each date on which an Exercise Notice is received by the Company in accordance with clause
(i) and each date on which the Exercise Notice is telecopied to the Company in accordance with clause (ii) above shall be deemed an "Exercise Date".

                           (b) Payment of Aggregate Exercise Price. Subject to
paragraph (c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five
(5) business days. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three (3) business days of receipt.

                           (c) Cashless Exercise. As an alternative to payment
of the Aggregate Exercise Price in accordance with paragraph (b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day next preceding the Date of Exercise and rounding to the nearest whole share.

                           (d) Replacement Warrant. In the event that the
Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares.

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                  Section 3.        Ten Percent Limitation. The Warrant Holder
may not exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. As of any date prior to the Date of Exercise, the aggregate number of shares of Common Stock into which this Warrant is exercisable, together with all other shares of Common Stock then beneficially owned (as such term is defined in Rule 16a-1 under the Exchange Act) by such Warrant Holder and its affiliates, shall not exceed 9.9% of the total outstanding shares of Common Stock as of such date.

                  Section 4.        Delivery of Stock Certificates.

                  (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States shall be made within five (5) Trading Days after the exercise of this Warrant in full or in part.

                  (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive the number of shares rounded to the nearest whole share.

                  Section 5. Representations, Warranties and Covenants of the Company.

                  (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

                  (b) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

                  (c) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

                  (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

                  Section 6.1 Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full, (i) reclassifies or changes

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its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of the Warrant) at any time while this Warrant is unexpired and not exercised in full, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Warrant or issue a new Warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

                  (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

                  (c) Stock Dividends. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

                  1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

                  2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution. The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

         (d) Issuance of Additional Capital Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

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                  1.       the numerator of which shall be the number of
Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares that the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Bid Price, and

                  2. the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares. The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c).

     The provisions of this subsection (d) shall not apply to the issuance of any Additional Capital Shares that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities.

                  (e) Issuance of Warrants, Options or Other Rights. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance, then, upon the issuance of such warrants, options or other rights, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

                  1. the maximum number of Additional Capital Shares issuable on the date of determination (subject to adjustment on the date(s) of exercise) pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

                  2. the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

                  (f) Issuance of Convertible or Exchangeable Securities. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance, then, upon the issuance of such convertible or exchangeable securities, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

                  1. the maximum number of Additional Capital Shares necessary on the date of determination (subject to adjustment on the date(s) of conversion or exchange) to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

                  2. the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional Capital Shares pursuant to the terms of such convertible or exchangeable securities.

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     No adjustment of the Exercise Price shall be made under this subsection (f)
     upon the issuance of any convertible or exchangeable securities that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if the issuance of such warrants, options or other rights was subject to subsection (e) hereof.

                  (g) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6.1, the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, and rounded to the nearest whole share, by multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction:

                  1. the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6.1; and

                  2. the denominator of which shall be the Exercise Price after such adjustment.

                  (h) Liquidating Dividends, Etc. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

                  (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in any Exercise Price hereinabove provided in this Section 6.1:

                  1. Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of

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such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

                  2. Readjustment of Exercise Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in Exercise Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price that it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6.1 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (1. hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of the change shall be adjusted to the Exercise Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                  3. Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

                  (j) In the event the Company shall, at a time while the Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through (h) of this Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

                  Section 6.2 No Adjustments Under Certain Circumstances. Notwithstanding anything contained in the foregoing to the contrary, there shall be no adjustment to the Exercise Price

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based upon, related to or in connection with any instrument or other benefit issued or conferred by the Company under any of its stock option plans or in consideration of the Company's acquisition of all or any part of the assets of any other Person.

                  Section 6.3 Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Warrant. In the event the Company shall, at a time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through (g) of Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Holder of the Warrant at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Holder of the Warrant an opportunity to exercise the Warrant prior to such action becoming effective.

                  Section 7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

                  Section 8. Rights As Shareholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of shareholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  Section 9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  Section 10. Choice of Law. This Agreement shall be construed under the laws of the State of Michigan without giving effect to conflicts of law principles of such jurisdiction.

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                  Section 11.       Entire Agreement; Amendments. This Warrant,
the Registration Rights Agreement, and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

                  Section 12.       Restricted Securities.

                  (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

                  (b)      Legend. Any replacement Warrants issued pursuant to
Section 2 hereof and any Warrant Shares issued upon exercise hereof, shall bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE AGREEMENT, DATED AS OF MARCH 6, 2000, BETWEEN SOMANETICS CORPORATION AND KINGSBRIDGE CAPITAL LIMITED. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

         Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

                  (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

                  (d) Assignment. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

                  (e) Investor's Compliance. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                  Section 13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         if to the Company:

                  Somanetics Corporation
                  1653 East Maple Road
                  Troy, Michigan 48083-4208
                  (248) 689-3050
                  Telephone: (248) 689-3050
                  Facsimile: (248) 689-4272
                  Attention: Bruce J. Barrett

         with a copy (which shall not constitute notice) to:

                  Honigman Miller Schwartz and Cohn
                  2290 First National Building
                  Detroit, Michigan 48226
                  Attention: Robert J. Krueger, Esq.
                  Telephone: (313) 465-7452
                  Facsimile: (313) 465-7453


         if to the Investor:

                  Adam Gurney
                  Kingsbridge Capital Limited
                  Main Street
                  Kilcullen, County Kildare
                  Republic of Ireland
                  Telephone: 011-353-45-481-811
                  Facsimile: 011-353-45-482-003

         with a copy (which shall not constitute notice) to:

                  Clifford Chance Rogers & Wells LLP
                  200 Park Avenue
                  New York, NY 10166
                  Attention: Keith M. Andruschak, Esq.
                  Telephone: (212) 878-8000
                  Facsimile: (212) 878-8375

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

                  Section 14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

SOMANETICS CORPORATION


By:________________________________
   Bruce J. Barrett
   Chief Executive Officer



Attested:


By:________________________________
    Name:
    Secretary

                            EXHIBIT A TO THE WARRANT

                                  EXERCISE FORM

                             SOMANETICS CORPORATION

         The undersigned hereby irrevocably exercises the right to purchase __________________ Common Shares of Somanetics Corporation, a Michigan corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [cash or certified check in the amount of $________], [______] Warrant Shares, which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:_______________________________________
Signature of Registered Holder
Name of Registered Holder (Print)


_____________________________________________
Address

                                     NOTICE


         The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B TO THE WARRANT
                                   ASSIGNMENT


         (To be executed by the registered Warrant Holder desiring to transfer the Warrant)

         FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ Common Shares of Somanetics Corporation evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
______________________________
Signature


Fill in for new Registration of Warrant:


_________________________________________
Name

_________________________________________
Address

_________________________________________
Please print name and address of assignee
(including zip code number)

                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without salteration or enlargement or any change whatsoever.